Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

APRIL 2011

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.
c/o WILLIAM J. FOX
1271 AVENUE OF THE AMERICAS
35th FLOOR
NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o HARVEY R. MILLER
767 FIFTH AVENUE
NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

Date: May 23, 2011	By:	/s/ William J. Fox
William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:        AMENDED STATEMENT  ☐

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers Holdings Inc. (“LBHI”) and Other Debtors and Other Controlled Subsidiaries
Basis of Presentation — Schedule of Cash Receipts and Disbursements	4
Schedule of Cash Receipts and Disbursements	5

LBHI
Basis of Presentation – Schedule of Professional Fee and Expense Disbursements	9
Schedule of Professional Fee and Expense Disbursements	10

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC(1)	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc. (“LBCS”)	08-13885	10/3/2008
Lehman Brothers Special Financing Inc. (“LBSF”)	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc. (“LOTC”)	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc. (“LBDP”)	08-13899	10/5/2008
Lehman Commercial Paper Inc. (“LCPI”)	08-13900	10/5/2008
Lehman Brothers Commercial Corporation (“LBCC”)	08-13901	10/5/2008
Lehman Brothers Financial Products Inc. (“LBFP”)	08-13902	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009
Merit LLC	09-17331	12/14/2009
LB Somerset LLC	09-17503	12/22/2009
LB Preferred Somerset LLC	09-17505	12/22/2009

(1)	On May 26, 2009, a motion was filed on behalf of Lehman Brothers Holdings Inc. seeking entry of an order pursuant to Section 1112(b) of the Bankruptcy Code to dismiss the Chapter 11 Case of PAMI Statler Arms LLC, with a hearing to be held on June 24, 2009. On June 19, 2009, the motion was adjourned without a date for a continuation hearing.

The Chapter 11 cases of Fundo de Investimento Multimercado Credito Privado Navigator Investimento No Exterior (Case No: 08-13903) and Lehman Brothers Finance SA (Case No: 08-13887) have been dismissed.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

APRIL 1, 2011 TO APRIL 30, 2011

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.

This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.	The beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), treasury bills and other investments.

4.	Beginning and ending cash balances are based on preliminary closing numbers and are subject to adjustment.

5.	Beginning and ending cash and investment balances exclude the following:

•	Cash posted as collateral for hedging activity;
•

Cash related to LBHI’s wholly-owned indirect subsidiaries Aurora Bank FSB, Woodlands Commercial Bank, Lehman Brothers Bancorp Inc., LBTC Transfer Inc. (formerly known as Lehman Brothers Trust Company N.A.) and Lehman Brothers Trust Company of Delaware;

•

Cash pledged on or prior to September 15, 2008 by the Company in connection with certain documents executed by the Company and Citigroup Inc. and HSBC Bank PLC, currently recorded at $2 billion and $241 million, respectively; and

•

$500 million which was seized by Bank of America (“BOA”) to offset derivatives claims against the Debtors. On November 16, 2010, the Bankruptcy Court ruled that BOA had no right to set-off these funds and must return the $500 million plus an estimated $95 million in interest to the Company.

6.	Intercompany transfers between Lehman entities are listed as disbursements for the paying entity and receipts for the receiving entity.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Summary Schedule of Cash Receipts and Disbursements (a)

April 1, 2011 - April 30, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

	00000000	00000000	00000000	00000000	00000000	00000000	00000000	00000000	00000000	00000000	00000000	00000000
		Debtor Entities					Other Controlled Entities (b)					Total Debtors and Other Controlled
		LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total	Entities
Beginning Total Cash and Investments (4/1/11)	(c)	$2,598	$8,951	$4,702	$3,347	$19,598	$46	$1,096	$1	$2,495	$3,638	$23,236
Restricted Cash	(d)	(1,473)	(667)	(1,815)	(51)	(4,006)	-	-	-	(82)	(82)	(4,088)

Beginning Free Cash and Investments		1,125	8,284	2,887	3,296	15,591	46	1,096	1	2,413	3,556	19,148

Sources of Cash

Derivatives		-	63	-	30	93	-	-	-	-	-	93
Loans		113	-	475	-	588	-	-	-	-	-	588
Private Equity / Principal Investing		88	-	1	-	89	-	185	-	18	203	292
Real Estate		50	-	86	-	136	-	4	-	3	7	143
Other		16	94	334	17	460	-	-	-	-	-	460
Asia		-	-	-	-	-	-	-	-	21	21	21
Inter-Company Transfers		279	15	2	11	306	-	-	-	14	14	320

Total Sources of Cash		546	172	897	58	1,672	-	189	-	56	245	1,917

Uses of Cash

Non-Operating (Principally Preservation of Assets)
Derivatives		-	(47)	-	(11)	(58)	-	-	-	-	-	(58)
Loans		-	-	(205)	-	(205)	-	-	-	-	-	(205)
Private Equity / Principal Investing		(1)	-	(53)	-	(54)	-	(12)	-	-	(12)	(65)
Real Estate		(58)	-	(84)	-	(142)	-	-	-	-	-	(142)
Other		(969)	(71)	(335)	(1)	(1,376)	-	(2)	-	-	(2)	(1,377)

Operating		(34)	(1)	-	-	(35)	(12)	-	-	(1)	(13)	(48)

Asia		-	-	-	-	-	-	-	-	(7)	(7)	(7)
Inter-Company Transfers		(16)	(106)	(5)	(39)	(167)	-	(17)	-	(136)	(153)	(320)

Total Uses of Cash		(1,078)	(225)	(682)	(51)	(2,036)	(12)	(30)	-	(144)	(186)	(2,222)

Net Cash Flow		(532)	(54)	215	7	(364)	(12)	159	-	(88)	59	(305)
FX Fluctuation	(u)	2	-	7	1	10	-	-	-	11	11	20

Ending Total Cash and Investments	(c)	2,068	8,898	4,924	3,354	19,244	34	1,256	1	2,417	3,708	22,951
Restricted Cash	(d)	(1,582)	(681)	(1,726)	(50)	(4,039)	-	-	-	(74)	(74)	(4,112)

Ending Free Cash and Investments (4/30/11)		$485	$8,217	$3,199	$3,305	$15,205	$34	$1,256	$1	$2,344	$3,634	$18,839

Totals may not foot due to rounding

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

April 1, 2011 - April 30, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

	00000000	00000000	00000000	00000000	00000000	00000000	00000000	00000000	00000000	00000000	00000000	00000000
		Debtor Entities					Other Controlled Entities (b)					Total Debtors and Other Controlled
		LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total	Entities
Beginning Total Cash and Investments (4/1/11)	(c)	$2,598	$8,951	$4,702	$3,347	$19,598	$46	$1,096	$1	$2,495	$3,638	$23,236
Restricted Cash	(d)	(1,473)	(667)	(1,815)	(51)	(4,006)	-	-	-	(82)	(82)	(4,088)

Beginning Free Cash and Investments		1,125	8,284	2,887	3,296	15,591	46	1,096	1	2,413	3,556	19,148

Sources of Cash

Derivatives
Collections from Live / Terminated Trades	(e)	-	63	-	30	93	-	-	-	-	-	93

Loans
Agency Receipts	(f)	-	-	73	-	73	-	-	-	-	-	73
Principal		108	-	393	-	501	-	-	-	-	-	501
Interest		5	-	9	-	13	-	-	-	-	-	13

Private Equity / Principal Investing
Principal	(g)	75	-	-	-	75	-	184	-	3	188	263
Interest		13	-	1	-	14	-	1	-	15	16	29

Real Estate
Principal		49	-	81	-	130	-	4	-	3	7	137
Interest		1	-	5	-	6	-	-	-	-	-	6

Other
Compensation and Benefits Reimbursements		2	-	-	-	2	-	-	-	-	-	2
Interest	(h)	-	3	1	-	5	-	-	-	-	-	5
Return of Hedging Collateral	(i)	-	90	35	-	125	-	-	-	-	-	125
Other	(j)	15	-	298	17	329	-	-	-	-	-	329

Asia		-	-	-	-	-	-	-	-	21	21	21
Inter-Company Transfers	(k)	279	15	2	11	306	-	-	-	14	14	320

Total Sources of Cash		546	172	897	58	1,672	-	189	-	56	245	1,917

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

April 1, 2011 - April 30, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

	00000000	00000000	00000000	00000000	00000000	00000000	00000000	00000000	00000000	00000000	00000000	00000000
		Debtor Entities					Other Controlled Entities (b)					Total Debtors and Other Controlled
		LBHI	LBSF	LCPI	Other	Total	LAMCO	LB1 Grp	PAMI	Other	Total	Entities

Uses of Cash

Non-Operating (Principally Preservation of Assets)
Derivatives
Payments on Live Trades		-	(3)	-	-	(3)	-	-	-	-	-	(3)
Other	(l)	-	(44)	-	(11)	(56)	-	-	-	-	-	(56)

Loans
Agency Disbursements	(f)	-	-	(73)	-	(73)	-	-	-	-	-	(73)
Preservation of Assets	(m)	-	-	(7)	-	(7)	-	-	-	-	-	(7)
Other	(n)	-	-	(125)	-	(125)	-	-	-	-	-	(125)

Private Equity / Principal Investing
Capital Calls		(1)	-	-	-	(1)	-	(12)	-	-	(12)	(12)
Other	(n)	-	-	(53)	-	(53)	-	-	-	-	-	(53)

Real Estate
Preservation of Assets		(58)	-	(49)	-	(107)	-	-	-	-	-	(107)
Other	(n)	-	-	(35)	-	(35)	-	-	-	-	-	(35)

Other
Bankhaus Settlement	(o)	(957)	-	-	-	(957)	-	-	-	-	-	(957)
Hedging Collateral	(p)	(6)	(69)	(69)	(1)	(144)	-	-	-	-	-	(144)
Other	(q)	(6)	(2)	(266)	-	(274)	-	(2)	-	-	(2)	(276)

Operating
Compensation and Benefits	(r)	(11)	-	-	-	(11)	(5)	-	-	(1)	(6)	(18)
Professional Fees	(s)	(20)	-	-	-	(20)	(1)	-	-	-	(1)	(20)
Other	(t)	(3)	(1)	-	-	(4)	(6)	-	-	-	(6)	(10)

Asia		-	-	-	-	-	-	-	-	(7)	(7)	(7)
Inter-Company Transfers	(k)	(16)	(106)	(5)	(39)	(167)	-	(17)	-	(136)	(153)	(320)

Total Uses of Cash		(1,078)	(225)	(682)	(51)	(2,036)	(12)	(30)	-	(144)	(186)	(2,222)

Net Cash Flow		(532)	(54)	215	7	(364)	(12)	159	-	(88)	59	(305)
FX Fluctuation	(u)	2	-	7	1	10	-	-	-	11	11	20

Ending Total Cash and Investments	(c)	2,068	8,898	4,924	3,354	19,244	34	1,256	1	2,417	3,708	22,951
Restricted Cash	(d)	(1,582)	(681)	(1,726)	(50)	(4,039)	-	-	-	(74)	(74)	(4,112)

Ending Free Cash and Investments (4/30/11)		$485	$8,217	$3,199	$3,305	$15,205	$34	$1,256	$1	$2,344	$3,634	$18,839

Totals may not foot due to rounding

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Cash Receipts and Disbursements (a)

April 1, 2011 - April 30, 2011

Unaudited ($ in millions, foreign currencies reflected in USD equivalents)

Notes:

(a) Includes cash receipts and disbursements for all Debtor Entities and Other Controlled Entities, globally. Activity in Derivatives, Loans, Private Equity / Principal Investing, Real Estate and Other reflects bank accounts that are managed and reconciled by Lehman’s U.S. and European operations. Activity in Asia and South America reflects bank accounts that are managed and reconciled by Lehman’s Asia and South American operations.

(b) Other Controlled Entities include Non-Debtor entities which are under the control of LBHI, except for Aurora Bank, Woodlands Commercial Bank, Lehman Brothers Bancorp Inc., LBTC Transfer Inc. (f/k/a Lehman Brothers Trust Company N.A.) and Lehman Brothers Trust Company of Delaware, which are not reflected in this schedule.

(c) Beginning and Ending Cash and Investments balance excludes cash posted for hedging activity.

(d) Restricted balances are preliminary estimates of cash in co-mingled or segregated accounts associated with pledged assets, court ordered segregated accounts, funds administratively held by banks and other identified funds which may not belong to the Debtors or Other Controlled Entities.

(e) Collections from Live / Terminated Trades for Other Debtors reflects the following: LBCC $26 million, LBCS $3 million and LBFP $1 million.

(f) Reflects the collection of principal and interest for syndicated loan participants and subsequent distribution to syndicated loan participants.

(g) Primarily reflects sale of a direct investment in Chrysler Financial (LB 1 Group) and a partial redemption of an LP investment in One William Street (LBHI).

(h) Reflects interest collected on court-approved investments portfolio.

(i) Reflects the return of cash posted to hedge foreign currency and interest rate risk for Derivatives, Loans and Real Estate.

(j) Primarily reflects a $10 million receipt for LBHI related to an intercompany repayment from LB Bancorp; a $263 million receipt for LCPI related to a foreign currency exchange; and a $17 million receipt for Other Debtors (BNC Mortgage) related to an intercompany repayment from Aurora Bank.

(k) Primarily reflects a $121 million distribution from Wharf Reinsurance Inc. to LBHI and $141 million in distributions from the following entities to LBHI for cost allocations for 7/1/10 to 12/31/10: LBSF ($95 million), LB 1 Group ($17 million), LBCS ($12 million), LBCC ($6 million), LOTC ($5 million), LBFP ($1 million) and Other Controlled Entities ($5 million).

(l) Reflects a $44 million disbursement for LBSF to purchase an SPV note and an $11 million disbursement for Other Debtors (LBCC) to return funds received in error in October 2008.

(m) Reflects advances on revolving lines of credit.

(n) Reflects disbursements of restricted cash to the Spruce trustee for funds received by LCPI post-filing on assets that were participated to the Spruce CDO structure. Funds will be subsequently disbursed by the Spruce trustee in May 2010 to the Spruce noteholders (LBHI and LCPI).

(o) Reflects a disbursement for the court-approved agreement with LB Bankhaus to purchase the Spruce and Verano Mezzanine Notes and a portion of the SASCO Class A Note.

(p) Reflects cash posted to hedge foreign currency and interest rate risk for Derivatives, Loans and Real Estate. Hedging collateral for Other Debtors reflects $1 million for LBCC.

(q) Primarily reflects a $266 million disbursement for LCPI related to a foreign currency exchange.

(r) Compensation and Benefits includes fees paid to Alvarez & Marsal as interim management. A portion of the $11 million related to LBHI will be subject to future cost allocation to various Lehman legal entities.

(s) A portion of the $20 million related to LBHI will be subject to future cost allocation to various Lehman legal entities.

(t) Primarily reflects expenses related to occupancy, the Transition Services Agreement, taxes, insurance and infrastructure costs. A portion of the $3 million related to LBHI will be subject to future cost allocation to various Lehman legal entities.

(u) Reflects fluctuation in value of foreign currency bank accounts.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”) AND OTHER DEBTORS AND OTHER

CONTROLLED ENTITIES

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE AND EXPENSE DISBURSEMENTS

DATED FROM FILING DATE TO APRIL 30, 2011

The information and data included in this Monthly Operating Report (“MOR”) are derived from sources available to Lehman Brothers Holdings Inc. (“LBHI”) and its Controlled Entities (collectively, the “Company”). The term “Controlled Entities” refers to those entities that are directly or indirectly controlled by LBHI, including LAMCO LLC (“LAMCO”), and excludes, among other things, those entities that are under separate administrations in the United States or abroad, including Lehman Brothers Inc., which is the subject of proceedings under the Securities Investor Protection Act. LBHI and certain of its Controlled Entities have filed for protection under Chapter 11 of the Bankruptcy Code, and those entities are referred to herein as the “Debtors”. The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.

This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s reports that were filed with the United States Securities and Exchange Commission.

2.	This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.

The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers. The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs as cash payments are made to providers.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtors and Other Controlled Entities

Schedule of Professional Fee and Expense Disbursements (a)

April 2011

Unaudited ($ in thousands)

		April-2011	Filing Date Through April-2011	(b)

Debtors - Claims and Noticing Agent
Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	$398	$13,109
Debtors - Section 363 Professionals
Alvarez & Marsal LLC	Interim Management	8,882	431,749
Kelly Matthew Wright	Art Consultant and Auctioneer	-	91
Natixis Capital Markets Inc.	Derivatives Consultant	292	14,590
Debtors - Section 327 Professionals
Bingham McCutchen LLP	Special Counsel - Tax	1,013	17,800
Bortstein Legal LLC	Special Counsel - IT and Other Vendor Contracts	33	3,786
Clyde Click, P.C.	Special Counsel - Real Estate	24	102
Curtis, Mallet - Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	1,240	27,759
Dechert LLP	Special Counsel - Real Estate	171	1,869
Deloitte LLP	Tax Services	-	190
Discover Ready LLC	eDiscovery Services	387	13,199
Ernst & Young LLP	Audit and Tax Services	-	1,553
Gibson Dunn & Crutcher LLP	Special Counsel - Real Estate	205	2,242
Hudson Global Resources	Contract Attorneys	320	9,903
Huron Consulting	Tax Services	-	2,145
Jones Day	Special Counsel - Asia and Domestic Litigation	1,107	50,090
Kasowitz, Benson, Torres & Friedman	Special Counsel - Litigation	194	843
Kleyr Grasso Associes	Special Counsel - UK	-	454
Latham & Watkins LLP	Special Counsel - Real Estate	16	445
Lazard Freres & Co.	Investment Banking Advisor	-	24,900
McKenna Long & Aldridge LLP	Special Counsel - Commercial Real Estate Lending	-	4,935
MMOR Consulting	Tax Services	42	356
Momo - o, Matsuo & Namba	Special Counsel - Asia	-	137
O’Neil Group	Tax Services	57	1,434
Pachulski Stang Ziehl & Jones	Special Counsel - Real Estate	219	2,099
Paul, Hastings, Janofsky & Walker LLP	Special Counsel - Real Estate	-	1,070
PricewaterhouseCoopers LLP	Tax Services	338	1,564
Reed Smith LLP	Special Counsel - Insurance	65	535
Reilly Pozner LLP	Special Counsel - Mortgage Litigation and Claims	262	6,104
Simpson Thacher & Bartlett LLP	Special Counsel - SEC Reporting, Asset Sales, and Congressional Testimony	-	2,558
SNR Denton LLP	Special Counsel - Real Estate	81	882
Sutherland LLP	Special Counsel - Tax	39	325
Weil Gotshal & Manges LLP	Lead Counsel	7,859	293,833
Windels Marx Lane & Mittendorf, LLP	Special Counsel - Real Estate	102	2,538
Wollmuth Maher & Deutsch LLP	Special Counsel - Derivatives	270	851
Creditors - Section 327 Professionals
FTI Consulting Inc.	Financial Advisor	2,453	61,157
Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	-	11,255
Milbank Tweed Hadley & McCloy LLP	Lead Counsel	-	93,235
Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	-	17,116
Richard Sheldon, Q.C.	Special Counsel - UK	-	130
Examiner - Section 327 Professionals
Duff & Phelps LLC	Financial Advisor	-	42,502
Jenner & Block LLP	Examiner	3	57,961
Fee Examiner
Feinberg Rozen LLP	Fee Examiner (Previous)	-	3,158
Brown Greer Plc	Fee and Expense Analyst	38	577

Total Non - Ordinary Course Professionals		26,109	1,223,133

Debtors - Ordinary Course Professionals		839	38,395

US Trustee Quarterly Fees		123	1,306

Total Professional Fees and UST Fees (c)		$27,072	$1,262,834

(a)	All professional fees have been paid by LBHI; however, a portion has been charged back to debtor and non - debtor subsidiaries based on the direct costs associated with each entity and an allocation methodology.
(b)	The figures reflected in this table represent cash disbursements from LBHI’s filing date through the end of April 2011. The figures do not include accruals.
(c)	Excludes professional services rendered on behalf of non-debtor entities which are invoiced separately.